EXHIBIT 99.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

----------------------------------------------------
Seller                       (All)
----------------------------------------------------
Loan                         1
----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Data
------------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty Description    Count of Loan Number    Sum of Cut Off Balance   Sum of Cut Off Balance2   Average of Cut Off Balance3
------------------------------------------------------------------------------------------------------------------------------------
L(27),D(90),O(3)                        29                165,525,725                   12.82%                    5,707,784
L(26),D(90),O(4)                         3                 80,769,157                    6.26%                   26,923,052
L(24),D(91),O(5)                         1                 75,000,000                    5.81%                   75,000,000
L(26),D(91),O(3)                        16                 73,254,015                    5.67%                    4,578,376
L(25),D(92),O(3)                        10                 63,952,177                    4.95%                    6,395,218
L(28),D(89),O(3)                        11                 48,610,920                    3.77%                    4,419,175
L(24),D(30),O(6)                         1                 47,000,000                    3.64%                   47,000,000
L(26),YM(31),O(3)                        2                 46,500,000                    3.60%                   23,250,000
L(38),D(103),O(3)                        2                 44,015,243                    3.41%                   22,007,621
L(25),D(91),O(4)                         3                 43,572,706                    3.38%                   14,524,235
L(26),YM1(30),O(4)                       1                 42,821,547                    3.32%                   42,821,547
L(24),D(94),O(2)                         1                 37,000,000                    2.87%                   37,000,000
L(29),D(88),O(3)                         3                 36,161,079                    2.80%                   12,053,693
L(27),D(53),O(4)                         1                 35,389,665                    2.74%                   35,389,665
L(25),D(55),O(4)                         1                 30,000,000                    2.32%                   30,000,000
L(27),D(52),O(5)                         1                 29,169,035                    2.26%                   29,169,035
L(26),D(92),O(2)                         4                 28,647,504                    2.22%                    7,161,876
L(26),D(30),O(4)                         2                 24,554,621                    1.90%                   12,277,311
L(24),D(92),O(4)                         2                 23,500,000                    1.82%                   11,750,000
L(26),O(34)                              1                 21,000,000                    1.63%                   21,000,000
L(26),D(55),O(3)                         2                 19,791,610                    1.53%                    9,895,805
L(27),D(30),O(3)                         1                 19,000,000                    1.47%                   19,000,000
L(24),D(93),O(3)                         4                 18,725,000                    1.45%                    4,681,250
L(27),D(89),O(4)                         1                 17,951,772                    1.39%                   17,951,772
L(24),D(57),O(3)                         1                 15,810,000                    1.22%                   15,810,000
L(31),D(86),O(3)                         1                 15,487,467                    1.20%                   15,487,467
L(26),D(54),O(4)                         1                 15,216,460                    1.18%                   15,216,460
L(26),D(31),O(3)                         2                 15,071,201                    1.17%                    7,535,600
L(28),D(90),O(2)                         2                 14,901,963                    1.15%                    7,450,982
L(25),D(93),O(2)                         2                 14,602,300                    1.13%                    7,301,150
L(27),D(91),O(2)                         1                 13,653,394                    1.06%                   13,653,394
L(26),D(115),O(3)                        3                 13,450,811                    1.04%                    4,483,604
L(29),D(149),O(2)                        1                 13,184,007                    1.02%                   13,184,007
L(27),D(90),O(3)                         1                 10,400,000                    0.81%                   10,400,000
L(32),D(85),O(3)                         2                 10,354,901                    0.80%                    5,177,450
L(26),D(89),O(5)                         1                  7,744,863                    0.60%                    7,744,863
L(28),D(54),O(2)                         1                  7,100,000                    0.55%                    7,100,000
L(47),D(70),O(3)                         1                  6,269,797                    0.49%                    6,269,797
L(29),D(30),O(1)                         1                  5,800,000                    0.45%                    5,800,000
L(27),D(54),O(3)                         1                  5,336,564                    0.41%                    5,336,564
L(30),D(87),O(3)                         1                  4,679,206                    0.36%                    4,679,206
L(35),YM1(46),O(3)                       1                  4,350,000                    0.34%                    4,350,000
L(28),D(29),O(3)                         2                  4,125,652                    0.32%                    2,062,826
L(47),YM1(69),O(4)                       1                  3,980,064                    0.31%                    3,980,064
L(28),D(52),O(4)                         1                  3,734,847                    0.29%                    3,734,847
L(27),D(101),O(4)                        1                  3,340,531                    0.26%                    3,340,531
L(29),D(210),O(1)                        1                  2,832,983                    0.22%                    2,832,983
L(29),D(173),O(1)                        1                  2,694,396                    0.21%                    2,694,396
L(28),D(89),O(3)                         1                  2,600,000                    0.20%                    2,600,000
L(25),D(128),O(3)                        1                  2,191,030                    0.17%                    2,191,030
------------------------------------------------------------------------------------------------------------------------------------
Grand Total                            136              1,290,824,213                  100.00%                    9,491,355
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Data
------------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty Description    Sum of Wtd. Avg. DSCR    Sum of Wtd. Avg. Rate    Sum of Wtd. Avg. Term     Sum of Wtd. Avg. LTV
------------------------------------------------------------------------------------------------------------------------------------
L(27),D(90),O(3)                       1.81                 5.49019545%                116.99                     64.34%
L(26),D(90),O(4)                       1.29                 6.15382626%                117.99                     78.09%
L(24),D(91),O(5)                       1.92                 5.48911765%                119.00                     47.24%
L(26),D(91),O(3)                       1.37                 5.97477131%                117.99                     75.61%
L(25),D(92),O(3)                       1.43                 6.06641606%                119.00                     73.50%
L(28),D(89),O(3)                       1.50                 5.71084364%                115.99                     73.70%
L(24),D(30),O(6)                       3.44                 4.60510000%                 61.00                     35.07%
L(26),YM(31),O(3)                      2.53                 4.21989247%                 58.00                     56.43%
L(38),D(103),O(3)                      1.29                 5.94000000%                130.00                     72.23%
L(25),D(91),O(4)                       1.32                 5.84192861%                119.00                     75.47%
L(26),YM1(30),O(4)                     1.26                 5.45500000%                 58.00                     77.89%
L(24),D(94),O(2)                       1.45                 5.64000000%                120.00                     73.27%
L(29),D(88),O(3)                       1.47                 5.30162466%                115.00                     76.98%
L(27),D(53),O(4)                       1.35                 5.33000000%                 81.00                     69.26%
L(25),D(55),O(4)                       1.50                 5.74000000%                 83.00                     68.18%
L(27),D(52),O(5)                       1.43                 5.58000000%                 81.00                     67.84%
L(26),D(92),O(2)                       1.35                 6.00502319%                118.00                     74.66%
L(26),D(30),O(4)                       1.20                 5.04153388%                 58.00                     71.33%
L(24),D(92),O(4)                       1.31                 6.11127660%                120.00                     60.51%
L(26),O(34)                            2.77                 4.30000000%                 58.00                     47.95%
L(26),D(55),O(3)                       1.26                 5.68349859%                 82.00                     79.18%
L(27),D(30),O(3)                       1.43                 5.39000000%                 57.00                     73.79%
L(24),D(93),O(3)                       1.43                 5.73240320%                120.00                     72.61%
L(27),D(89),O(4)                       1.25                 5.98000000%                117.00                     72.95%
L(24),D(57),O(3)                       1.41                 5.58000000%                 84.00                     77.88%
L(31),D(86),O(3)                       1.46                 5.46000000%                113.00                     76.98%
L(26),D(54),O(4)                       1.37                 5.15000000%                 82.00                     76.08%
L(26),D(31),O(3)                       1.27                 5.52198875%                 58.00                     77.72%
L(28),D(90),O(2)                       1.35                 6.26922208%                116.00                     71.38%
L(25),D(93),O(2)                       1.24                 5.51947579%                119.00                     79.92%
L(27),D(91),O(2)                       1.21                 5.54000000%                117.00                     78.47%
L(26),D(115),O(3)                      1.28                 6.32700000%                142.00                     79.59%
L(29),D(149),O(2)                      1.36                 5.57300000%                175.00                     73.47%
L(27),D(90),O(3)                       1.34                 5.94000000%                116.97                     78.20%
L(32),D(85),O(3)                       1.43                 5.77180674%                112.00                     70.20%
L(26),D(89),O(5)                       1.35                 5.71000000%                117.97                     79.84%
L(28),D(54),O(2)                       1.30                 6.01000000%                 80.00                     65.14%
L(47),D(70),O(3)                       1.24                 7.73000000%                 89.00                     76.46%
L(29),D(30),O(1)                       2.00                 4.50000000%                 54.93                     65.54%
L(27),D(54),O(3)                       1.34                 5.52000000%                 81.00                     79.65%
L(30),D(87),O(3)                       1.56                 5.13000000%                113.90                     62.39%
L(35),YM1(46),O(3)                     2.98                 4.37500000%                 75.00                     53.70%
L(28),D(29),O(3)                       1.70                 4.40000000%                 56.00                     77.17%
L(47),YM1(69),O(4)                     1.48                 5.57000000%                115.00                     76.17%
L(28),D(52),O(4)                       1.25                 5.57000000%                 80.00                     74.70%
L(27),D(101),O(4)                      1.32                 5.75000000%                129.00                     74.23%
L(29),D(210),O(1)                      1.30                 5.63000000%                235.00                     66.50%
L(29),D(173),O(1)                      1.18                 5.52000000%                198.00                     66.36%
L(28),D(89),O(3)                       1.34                 5.94000000%                116.00                     76.47%
L(25),D(128),O(3)                      1.27                 6.01000000%                155.00                     63.88%
------------------------------------------------------------------------------------------------------------------------------------
Grand Total                            1.60                 5.58106190%                104.31                     68.72%
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                      Count of Loan Number   Sum of Cut Off Balance   Sum of Cut Off Balance2
-------------------------------------------------------------------------------------------------------------
LD                                              130               1172172602                   90.81%
LYM                                               5              97651611.02                    7.57%
LO                                                1                 21000000                    1.63%
-------------------------------------------------------------------------------------------------------------
Total:                                          136               1290824213                  100.00%
-------------------------------------------------------------------------------------------------------------